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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



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                                    FORM 8-K

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                                 CURRENT REPORT
                             Pursuant to Section 13
                           or 15(d) of the Securities
                              Exchange Act of 1934


Date of Report (Date of earliest event reported):  August 31, 2000
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                          Doral Financial Corporation
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            (Exact name of registrant as specified in this charter)

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          Puerto Rico                        0-1722a                       66-0312162
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
(State or other jurisdiction of      (Commission File No.)     (IRS Employer Identification No.)
incorporation)
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1159 Franklin D. Roosevelt Avenue, San Juan, Puerto Rico         00920
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(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code:   (787) 749-7100
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ITEM 5. OTHER EVENTS

         On August 31, 2000, Doral Financial Corporation (the "Company") consummated an underwritten public offering of 2,000,000 shares (including 260,000 shares sold pursuant to an overallotment option to the underwriters) of the Company's 8.35% Noncumulative Monthly Income Preferred Stock, Series B, par value $1.00 per share (the "Series B Preferred Stock"), at a price per share of $25.00. Dividends on the Series B Preferred Stock are noncumulative and are payable monthly, commencing on September 30, 2000, at the rate of 8.35% per annum of the liquidation preference (equivalent to a fixed annual amount of $2.0875 per share). The offering of the Series B Preferred Stock was made pursuant to a Prospectus Supplement dated August 29, 2000 relating to Prospectus dated May 7, 1999, which is a part of the Company's registration statement on Form S-3, as amended (File No. 333-76259). The Underwriting Agreement related to this offering is being filed as an exhibit hereto.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA, FINANCIAL INFORMATION AND EXHIBITS

            (c)      Exhibits

         1.1 Underwriting Agreement, dated August 29, 2000, between the Company and PaineWebber Incorporated of Puerto Rico, Popular Securities, Inc., Doral Securities, Inc., Santander Securities Corporation of Puerto Rico and Salomon Smith Barney Inc.

         3.1 Certificate of Designation designating the terms of the Series B Preferred Stock. (Incorporated by reference to Exhibit 3.3 to Form 8-A of the Company filed on August 30, 2000.)

         99.1     Press Release dated August 31, 2000.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             DORAL FINANCIAL CORPORATION


                                             By:      /s/ Mario S. Levis
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                                                        Mario S. Levis
                                                   Executive Vice President
                                                        and Treasurer



Date: August 31, 2000


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